UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COINSTAR, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

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1. **Read the Proxy Statement and Voting Instruction Form.**
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Important Additional Information
On April 30, 2008, Coinstar began mailing to its stockholders a definitive proxy statement with WHITE Proxy Card and other materials in connection with Coinstar’s 2008 Annual Meeting of Stockholders. STOCKHOLDERS ARE URGED TO READ COINSTAR’S DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement and other documents relating to the 2008 Annual Meeting and Coinstar can be obtained free of charge from the SEC’s website at http://www.sec.gov. These documents can also be obtained free of charge from Coinstar at its website, www.coinstar.com, under: About Us — Investor Relations — SEC Filings. The contents of the websites above are not deemed to be incorporated by reference into the definitive proxy statement or other materials. In addition, copies of the definitive proxy statement, WHITE Proxy Card and other materials may be requested by contacting our proxy solicitor, Georgeson Inc. by phone, toll-free, at 1-(888) 605-7543.
Detailed information regarding the names, affiliations and interests of individuals who are participants, including Coinstar directors and certain executive officers and other employees, in the solicitation of proxies of Coinstar’s stockholders is available in Coinstar’s definitive proxy statement.